UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2015

HOMEOWNERS OF AMERICA HOLDING CORPORATION

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	021-83940 (Commission File No.)	57-1219329 (IRS Employee Identification No.)

1333 Corporate Drive, Suite 325
Irving, TX  75038
(Address of Principal Executive Offices)

972-607-4241
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

❑            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

❑            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

❑            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 2.02                          Results of Operations and Financial Condition.

On November 11, 2015, Homeowners of America Holding Corporation (the "Company") issued a press release announcing its financial results for the fiscal quarter ended September 30, 2015.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securites Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release, dated November 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2015		HOMEOWNERS OF AMERICA HOLDING CORPORATION

	By:	/s/ Spencer Tucker
	Name:	Spencer Tucker
	Title:	President and Chief Executive Officer